                                                                     EXHIBIT 24





                      CONSENT OF INDEPENDENT ACCOUNTANTS




                We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1998, which appears on page 21 of the 1997 Annual Report to Shareholders of Kmart Corporation and its subsidiary companies, which is incorporated by reference in Kmart Corporation's Annual Report on Form 10-K for the year ended January 28, 1998.





PricewaterhouseCoopers LLP



August 12, 1998